UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

EIGER BIOPHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36183	33-0971591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eiger BioPharmaceuticals, Inc.
2155 Park Blvd.
Palo Alto, California 94306
(Address of principal executive offices, including zip code)

(650) 272-6138

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	EIGR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Principal Executive Officer and Director

On December 14, 2022, David Cory resigned as the President and Chief Executive Officer of Eiger BioPharmaceuticals, Inc. (the “Company” or “Eiger”). In connection with his departure, Mr. Cory also resigned from the Board of Directors of the Company (the “Board”). The Company will disclose the terms of any separation agreement governing Mr. Cory’s departure, once determined, in a Current Report on Form 8-K.

Appointment of Interim Principal Executive Officer

On December 14, 2022, the Board appointed David Apelian as the Company’s Interim President and Chief Executive Officer. Dr. Apelian will remain a member of the Board.

Dr. Apelian, age 57, has served as a member of the Board since June 2017. Dr. Apelian served as the Chief Executive Officer of BlueSphere Bio, Inc. from July 2019 to October 2022. From January 2018 to June 2019, Dr. Apelian served as Eiger’s Chief Operating Officer and Executive Medical Officer. Dr. Apelian served as Executive Vice President and Chief Medical Officer of Achillion Pharmaceuticals, Inc. from May 2013 to December 2017. From 2005 to 2013, Dr. Apelian was Chief Medical Officer and subsequently head of R&D and Regulatory Affairs for GlobeImmune, Inc. He was previously at Bristol-Myers Squibb, where he served as Clinical Director and Medical Leader for development of Baraclude® (entecavir) for chronic HBV through NDA filing. Prior to that, Dr. Apelian was Clinical Director in the Department of Hepatology & Gastroenterology at Schering Plough, where he coordinated a supplemental NDA filing for interferon alpha-2b and ribavirin for the treatment of pediatric patients with chronic HCV. Dr. Apelian completed his residency training in pediatrics at New York Hospital, Cornell Medical Center. He received his Ph.D. in Biochemistry from Rutgers University and his M.D. from the University of Medicine and Dentistry of New Jersey. He also holds an M.B.A. from Quinnipiac University and B.A. in Biochemistry from Rutgers University.

The Company will disclose Dr. Apelian’s compensation as Interim President and Chief Executive Officer, once determined, in a Current Report on Form 8-K.

There are no family relationships between Dr. Apelian and any director or executive officer of the Company, and he has no indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than those disclosed under the section “Certain Relationships and Related Party Transactions” in the Company’s definitive proxy statement for the Company’s 2022 annual meeting of stockholders filed with the Securities and Exchange Commission on April 28, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eiger BioPharmaceuticals, Inc.

Dated: December 20, 2022

	By:	/s/ David Apelian
David Apelian
Interim Chief Executive Officer